UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 19, 2009

ORGANIC TO GO FOOD CORPORATION
(Exact name of registrant as specified in charter)

Delaware	0-21061	58-2044990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

3317 Third Avenue South
Seattle, Washington 98134
(Address of Principal Executive Offices) (Zip Code)

(206) 838-4670
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On February 19, 2009, Organic To Go Food Corporation (the “Company”) closed the transactions contemplated by that certain Note Purchase Agreement, dated February 11, 2009 (“Note Purchase Agreement”), by and between the Company and W.Health L.P., a limited partnership organized under the laws of the Bahamas  (the “Investor”), pursuant to which, among other things, the Company sold a $5.0 million secured convertible promissory note (the “Note”) to the Investor (the “Debt Financing”). A summary of the material terms of the Debt Financing was previously disclosed in a Current Report on Form 8-K filed by the Company on February 11, 2009, which is incorporated herein by reference.

Immediately prior to the closing of the Debt Financing, the Company had 36,928,543 shares of common stock, par value $0.001 (“Common Stock”), outstanding, of which, 7,142,857 shares, or 19.3%, were owned by the Investor. Immediately following the closing of the Debt Financing, the Company had 169,581,604 shares of Common Stock outstanding, of which 139,795,918 shares, or approximately 82.4%, were owned by the Investor.

On February 19, 2009, the Company issued a press release announcing the closing of the Debt Financing, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 2.03	Creation of a direct financial obligation or an obligation under an off-balance sheet arrangement

The information contained in Item 1.01 is incorporated herein by reference.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

The information contained in Item 1.01 is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is incorporated herein by reference.

Item 5.01	Change in Control of Registrant

The information contained in Item 1.01 is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Change in Board of Directors

Pursuant to the terms of the Note Purchase Agreement, effective as of February 19, 2009, Dave Smith, Roy Bingham, Peter Meehan and Douglas Lioon resigned from the Board of Directors of the Company and Dr. Wolfgang Reichenberger was appointed as a member of the Board of Directors. In addition, Dr. Bogdan von Rueckmann was appointed as a member of the Board of Directors to be effective not less than ten (10) days after the mailing of a Schedule 14F-1 to the stockholders of the Company. Dr. Reichenberger is a Director of Inventages Whealth Management, Inc., the general partner of the Investor.  Dr. Bogdan von Rueckmann is a partner of Inventages Whealth Management, Inc. There were no disagreements between Messrs. Smith, Bingham, Meehan or Lioon and the Company on any matter relating to the Company’s operations, policies or practices.  A copy of the resignation letters of Messrs. Smith, Bingham, Meehan and Lioon are attached to this Current Report as Exhibits 99.2, 99.3, 99.4 and 99.5, respectively, and are incorporated herein by reference.

Immediately prior to the closing of the Debt Financing, Douglas Lioon was a member of the Company’s Audit Committee and Compensation Committee and Roy Bingham was a member of the Company’s Audit Committee. Pursuant to the Note Purchase Agreement, promptly following the closing of the Debt Financing, the Audit Committee will be reconstituted to include a majority of the directors nominated by the Investor and will not include the Chief Executive Officer of the Company. The Company anticipates that Dr. Reichenberger will be appointed as one of the members of the Audit Committee. The Company also anticipates that the Compensation Committee will be reconstituted promptly following the closing of the Debt Financing.

Employment Agreement with Chief Executive Officer

In connection with the closing of the Debt Financing, the Company entered into a new employment agreement with Jason Brown, the Company’s Chairman, President and Chief Executive Officer. The term of the employment agreement extends through February 19, 2012 and is subject to automatic annual renewals unless earlier terminated by either party.

Pursuant to the employment agreement, Mr. Brown is entitled to receive a base salary of $250,000 per year and a cash incentive bonus of 35% of base compensation per year if certain goals are met.

Promptly following the closing of the Debt Financing, the Company will issue Mr. Brown options to purchase 7,990,756 shares of Common Stock at $0.14 per share. The Company will issue Mr. Brown additional options to purchase 1,682,872 shares of Common Stock if certain conditions are met.

In the event that Mr. Brown’s employment is terminated by the Company due to Mr. Brown’s permanent disability or for any other reason other than for cause, or if Mr. Brown terminates his employment with the Company for good reason, the Company will provide Mr. Brown with certain severance benefits, including  a lump sum payment equal to Mr. Brown’s annual base compensation.

The above description of Mr. Brown’s employment agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached to this Current Report as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective upon the closing of the Debt Financing, the Board of Directors amended the Company’s amended and restated bylaws to modify the quorum requirement for meetings of the Board of Directors (the “Amendment”). Prior to the Amendment, a majority of the authorized directors constituted a quorum for all meetings of the Board of Directors. The Amendment provides that at least 2 directors nominated by the Investor must attend a meeting at which a majority of the authorized directors are present in order to constitute a quorum.

The above description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached to this Current Report as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
3.2	Amendment to Bylaws
10.1	Employment Agreement
99.1	Press Release
99.2	Resignation Letter of Dave Smith
99.3	Resignation Letter of Roy Bingham
99.4	Resignation Letter of Peter Meehan
99.5	Resignation Letter of Douglas Lioon

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORGANIC TO GO FOOD CORPORATION

Date: February 20, 2009	By:	/s/ Michael Gats
Michael Gats
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.2	Amendment to Bylaws
10.1	Employment Agreement
99.1	Press Release
99.2	Resignation Letter of Dave Smith
99.3	Resignation Letter of Roy Bingham
99.4	Resignation Letter of Peter Meehan
99.5	Resignation Letter of Douglas Lioon